                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "Agreement"), dated this August 24, 2006 by and between UGI Corporation ("Assignor") and UGI Penn Natural Gas, Inc. ("Assignee"), a wholly owned subsidiary of the Assignor.

                               W I T N E S S E T H

     WHEREAS, the Assignor has entered into that certain Purchase and Sale Agreement (the "Purchase Agreement"), dated January 26, 2006, and amended on August 24, 2006, by and between Southern Union Company (the "Seller") and the Assignor;

     WHEREAS, in connection with the Purchase Agreement the Assignor has entered into that certain Employee Agreement (the "Employee Agreement"), dated January 26, 2006, and amended on August 24, 2006, by and between the Seller and Assignor;

     WHEREAS, the terms of the Employee Agreement are incorporated into the Purchase Agreement pursuant to Section 13.13 of the Purchase Agreement;

     WHEREAS, pursuant to Section 13.3 of the Purchase Agreement the Assignor may assign all or part of its rights under the Purchase Agreement to a wholly owned subsidiary of Assignor;

     WHEREAS, except for those assets set forth on Annex A (the "Excluded Assets"), the Assignor has agreed to assign its rights to acquire the Assets and the Stock under the Purchase Agreement to the Assignee, and the Assignee has agreed to accept such assignment of rights to acquire the Assets and the Stock from the Assignor and to assume, pay and perform all obligations of the Assignor with respect to the Assets and the Stock in accordance with the terms and conditions of the Purchase Agreement;

     WHEREAS, except with respect to the Employees' Retirement Plan of Southern Union Company Pennsylvania Division (the "SUG Pension Plan"), the Assignor has agreed to assign its rights under the Employee Agreement to the Assignee, and the Assignee has agreed to accept such assignment of rights, other than the SUG Pension Plan, from the Assignor and to assume, pay and perform all obligations of the Assignor with respect to such assignment of rights under the Employee Agreement, other than the SUG Pension Plan, in accordance with the terms and conditions of the Employee Agreement; and

     WHEREAS, except as otherwise defined herein, capitalized terms used in this Agreement shall have the same meaning herein as defined in the Purchase Agreement.

     NOW THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Notwithstanding anything else herein to the contrary or contained in any other document, the Assignor hereby assigns all of its rights to acquire the Assets and Stock to the Assignee and its successors and assigns, and the Assignee hereby accepts such assignment and agrees to assume, pay and perform all obligations of the Assignor with respect to the Assets and the Stock in accordance with the terms and conditions of the Purchase Agreement.

     2. Notwithstanding anything else herein to the contrary or contained in any other document, the Assignor hereby assigns all of its rights under the Employee Agreement, other than the SUG Pension Plan, to the Assignee and its successors and assigns, and the Assignee hereby accepts such assignment and agrees to assume, pay and perform all obligations of the Assignor with respect to the rights under the Employee Agreement, other than the SUG Pension Plan, in accordance with the terms and conditions of the Employee Agreement.

     3. Each party hereto agrees, upon the reasonable request of the other party hereto (and at such other party's expense), to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be necessary or proper and reasonable to effectuate, confirm, perform or carry out the terms and provisions of this Agreement.

     4. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflict of laws provisions.

     5. This Agreement may not be amended or terminated except by a written instrument duly signed by each of the parties hereto.

     6. This Agreement may be executed by facsimile and/or in one or more counterparts, each of which shall be considered an original, and all of which taken together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

                                         UGI CORPORATION

                                         By:
                                            --------------------------------
                                            Name:  Robert H. Knauss
                                            Title: Vice President and General
                                                   Counsel

                                         UGI PENN NATURAL GAS, INC.

                                         By:
                                            --------------------------------
                                            Name:  Thomas M. Jackal
                                            Title: Vice President-Law,
                                                   Associate General Counsel

                                     ANNEX A

                                 EXCLUDED ASSETS


1. Gas Main Extension Deposit Agreement dated November 22, 2005, with Chambers Development Company Inc., a wholly owned subsidiary of Waste Management, Inc., for the construction of a pipeline to transport landfill gas from the Alliance Sanitary Landfill to the PEI Power Corporation pipeline.

2. Transportation Agreement with PEI Power Corporation to deliver landfill gas from the Alliance Sanitary Landfill to the PEI Power pipeline located at the Keystone Sanitary Landfill.

3. 61 miles of Hymil pipeline and associated rights-of-way in the Commonwealth of Pennsylvania located in the counties of Northumberland, Schuylkill, Dauphin, Lebanon and Lancaster.